UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2009 (August 5, 2009)
TENNECO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12387 (Commission File Number)	76-0515284 (I.R.S. Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS (Address of Principal Executive Offices)	60045 (Zip Code)
Registrant’s telephone number, including area code: (847) 482-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant.
     The Audit Committee of Tenneco Inc.’s Board of Directors solicited proposals from the four major accounting firms and conducted an extensive evaluation process in connection with the selection of the Company’s independent auditor for the fiscal year ending December 31, 2010. Following this process, on August 5, 2009, the Audit Committee (i) elected to replace, and thereby dismissed, Deloitte & Touche LLP (“Deloitte”) as the Company’s independent auditor for the year ending December 31, 2010 and (ii) approved the engagement of PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent auditor for 2010. Deloitte will continue as the Company’s independent auditor for the fiscal year ending December 31, 2009, and will cease to serve as the Company’s independent auditor effective upon the completion of its audit of that fiscal year.
     Deloitte’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for explanatory paragraphs regarding the Company’s adoption of Statement of Financial Accounting Standards (“SFAS”) No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans — an amendment of FASB Statements No. 87, 88, 106, and 132(R)” and SFAS No. 123(R), “Share-Based Payment.” Deloitte’s audit reports on the effectiveness of internal control over financial reporting as of December 31, 2007 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except with respect to the Company’s internal controls over financial reporting related to income taxes as of December 31, 2007 as described in the following paragraph.
     During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2009 through August 5, 2009, there were no disagreements between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements. During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2009 through August 5, 2009, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that, as described in Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, the Company reported a material weakness in its internal controls over financial reporting related to income taxes as of December 31, 2007, which material weakness was remediated as of December 31, 2008.
     The Company has provided Deloitte with a copy of the foregoing statements and has requested and received from Deloitte a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the above statements. A copy of the letter from Deloitte is attached as Exhibit 16.1 to this Form 8-K.
     During the two most recent fiscal years and the subsequent interim period from January 1, 2009 through August 5, 2009, neither the Company nor anyone acting on behalf of the Company, consulted PwC regarding any of the matters or events set forth in Item 3.04(a)(2) of Regulation S-K.

     ITEM 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated August 6, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.
Date: August 6, 2009	By:	/s/ Kenneth R. Trammell
Kenneth R. Trammell
Executive Vice President and Chief Financial Officer